UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2021

Ecoark Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53361	30-0680177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Pearl Parkway Suite 200, San Antonio, TX	78215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-762-7293

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K the information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)

On October 6, 2021, Ecoark Holdings, Inc., a Nevada corporation (the “Company”) amended the Ecoark Holdings, Inc. 2017 Omnibus Incentive Plan (the “2017 Plan”) to increase the number of shares of common stock authorized for issuance under the 2017 Plan from 800,000 shares to 1,300,000 shares following the Company’s stockholders voting to approve such amendment to the 2017 Plan at the special meeting of stockholders held on October 6, 2021 (the “Special Meeting”). On October 7, 2021, following the amendment to the 2017 Plan, the Company granted Peter Mehring, President and director of the Company and CEO and President of Zest Labs, Inc., 63,996 restricted stock units (“RSUs”) in exchange for cancellation of 672,499 previously issued stock options. The RSUs were granted under the 2017 Plan. Each RSU represents a contingent right to receive one share of the Company’s common stock. The grant of the RSUs was previously approved by the Compensation Committee of the Company. The RSUs will vest in 12 quarterly increments of 5,333 each (except that the last increment shall be 5,335) with the first vesting date being November 4, 2021, and all RSUs will immediately vest upon (i) Mr. Mehring ceasing to be an employee, advisor, director or consultant for the Company, or (ii) upon a “change of control” of the Company or its wholly-owned subsidiary, Zest Labs, Inc., as defined under the 2017 Plan.

The issuance of the RSUs was not registered under the Securities Act of 1933 (the “Securities Act”) in reliance on exemption from registration under Section 4(a)(2) of the Securities Act.

The foregoing description of the RSUs does not purport to be complete and is qualified in its entirety by reference to the Restricted Stock Unit Agreement, dated October 7, 2021, between the Company and Peter Mehring, a copy of which is filed as exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 8, 2021, the Company filed with the Nevada Secretary of State a Certificate of Amendment to Articles of Incorporation (the “Certificate of Amendment”) to increase the total number of authorized shares of common stock, par value $0.001 per share (the “Common Stock”), from 30,000,000 shares to 40,000,000 shares. The Certificate of Amendment was effective upon filing. Following the effectiveness of the Certificate of Amendment, the Company is authorized to issue 45,000,000 shares of capital stock, consisting of (i) 40,000,000 shares of Common Stock, and (ii) 5,000,000 shares of “blank check” preferred stock, par value $0.001 per share, with designations, rights and preferences as may be determined from time to time by the Board of Directors.

The Certificate of Amendment and the increase in the number of authorized shares of Common Stock contemplated by the Certificate of Amendment had been previously approved by the Board of Directors of the Company and by the Company’s stockholders at the Special Meeting.

The foregoing description of the Certificate of Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 6, 2021, the Special Meeting was held. The following proposals were submitted to a vote by the Company’s stockholders at the Special Meeting: (i) approve an amendment to the Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 30,000,000 shares to 40,000,000 shares (Proposal 1); (ii) approve an amendment to the 2017 Plan to increase the number of shares of common stock authorized for issuance under the 2017 Plan from 800,000 shares to 1,300,000 shares (Proposal 2); (iii) ratify and approve the issuance of 272,254 restricted stock units and approve the issuance of an additional 63,996 restricted stock units to the President and director of the Company under the 2017 Plan, in exchange for the cancellation of 672,499 previously issued stock options (Proposal 3); and (iv) approval of an adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve any of the other proposals before the Special Meeting (Proposal 4). All of these proposals were described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 26, 2021. The Company had 26,349,099 shares of common stock issued and outstanding and entitled to be voted at the Special Meeting. Of the 26,349,099 shares of common stock issued and outstanding and entitled to be voted at the Special Meeting, 20,570,534 shares (or 78%), constituting a quorum, were represented in person or by proxy at the Special Meeting.

Set forth below are the voting results on Proposal 1, Proposal 2, and Proposal 3 submitted to the stockholders for approval at the Special Meeting.

Proposal 1. The Company’s stockholders voted to approve an amendment to the Articles of Incorporation to increase the number of shares of common stock the Company is authorized to issue from 30,000,000 shares to 40,000,000 shares.

Votes For	Votes Against	Abstentions
19,053,347	1,199,532	317,655

Proposal 2. The Company’s stockholders voted to approve an amendment to the 2017 Plan to increase the number of shares of common stock authorized for issuance under the 2017 Plan from 800,000 shares to 1,300,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Vote
8,966,975	1,079,054	320,344	10,204,161

Proposal 3. The Company’s stockholders voted to ratify and approve the issuance of 272,254 restricted stock units and approve the issuance of an additional 63,996 restricted stock units to the President and director of the Company under the 2017 Plan, in exchange for the cancellation of 672,499 previously issued stock options.

Votes For	Votes Against	Abstentions	Broker Non-Vote
8,989,852	897,327	479,194	10,204,161

Proposal 4. The proposal to approve an adjournment of the Special Meeting, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes in favor of any of the three proposals above was withdrawn because the Company’s stockholders approved and adopted the three proposals as noted above.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Exhibit

3.1	Certificate of Amendment to Articles of Incorporation
10.1	Restricted Stock Unit Agreement, dated October 6, 2021, between the Company and Peter Mehring*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibits and/or Schedules have been omitted. The Company hereby agrees to furnish to the Securities and Exchange Commission upon request any omitted information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

October 12, 2021	Ecoark Holdings, Inc.

	By:	/s/ Randy S. May
Randy S. May Chief Executive Officer

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